CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

Nasdaq Symbols:

Investors Class – CCSMX

Institutional Class – CCSGX

CONESTOGA Discovery FUND

Nasdaq Symbols:
Investors Class – CMCMX
Institutional Class – CMIRX

CONESTOGA SMALL CAP FUND

Nasdaq Symbols:

Investors Class – CCASX

Institutional Class – CCALX

Prospectus Dated:

January 31, 2026

This Prospectus provides important information about the Conestoga SMid Cap Fund (the “SMid Cap Fund”), Conestoga Discovery Fund (the “Discovery Fund”) and Conestoga Small Cap Fund (the “Small Cap Fund”) (each a “Fund” and together, the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Conestoga Funds ● CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087

1-800-494-2755

conestogacapital.com
conestogafunds.com

info@conestogacapital.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Fund Summaries	4
Conestoga SMid Cap Fund	4
Conestoga Discovery Fund	11
Conestoga Small Cap Fund	18
Investments	25
Risk Factors	25
Fund Management	30
How the Funds Value Shares	32
Investing in the Funds	33
Dividends, Distributions and Taxes	44
Additional Information	47
Financial Highlights	48
Appendix A. Discovery Fund Additional Performance Information	55

CONESTOGA SMID CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.05%
Other Operating Expenses	0.16%	0.09%
Total Annual Fund Operating Expenses	1.51%	0.99%
Expense Limitation(2)	(0.41)%	(0.14)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.85%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2026. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing fees paid by Investors Class shares for the fiscal year ended September 30, 2025.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2027, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$437	$785	$1,767
Institutional Class	$87	$301	$533	$1,200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2025), the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-to-mid (“smid”) market capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers smid market capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the current range of companies included in the Russell 2500® Growth Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. As of December 31, 2025, the capitalization range of the Russell 2500® Growth Index was from $119 million to $37 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small and mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a four-to-six-year period. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, threatened or actual imposition of tariffs, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk is also the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	SMid Cap Securities Risk: Small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Stocks of small and mid capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small or mid cap companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials, healthcare and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

○	Industrials Sector Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.

○	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one-year, five-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogafunds.com.

The returns below represent the returns for Investors Class shares of the Fund. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 25.35% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -20.00% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2025 to those of the Russell 3000® Index and Russell 2500® Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

Average Annual Total Returns as of 12/31/25	One Year	Five Year	Ten Year
Conestoga SMid Cap Fund – Investors Class (Inception 01/21/14):
Return Before Taxes	-5.93%	1.22%	10.41%
Return After Taxes on Distributions	-6.41%	1.11%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	-3.17%	0.93%	8.62%
Conestoga SMid Cap Fund – Institutional Class (Inception 12/15/14):*
Return Before Taxes	-5.67%	1.48%	10.69%
Russell 3000® Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	17.15%	13.15%	14.29%
Russell 2500® Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	10.31%	2.98%	10.55%
[1]	The Russell 3000® Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

*	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Managing Partner at Conestoga.

Assistant Portfolio Manager – Ted Chang, CFA, Portfolio Manager at Conestoga.

Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2014.  Mr. Johnston has been a portfolio manager of the Fund since 2016.  Mr. Chang has been an assistant portfolio manager of the Fund since 2026.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CONESTOGA DISCOVERY FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.10%
Other Operating Expenses	6.42%	5.98%
Total Annual Fund Operating Expenses	7.92%	7.08%
Expense Limitation(2)	(6.42)%	(5.83)%
Total Annual Fund Operating Expenses After Expense Limitation	1.50%	1.25%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2026. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares in the Fund’s shareholder report, which reflect the 0.05% Shareholder Servicing fee limit approved by the Board for the Fund’s fiscal year ended September 30, 2025.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% (for the Investors Class) and 1.25% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2027, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$153	$1,745	$3,245	$6,629
Institutional Class	$127	$1,566	$2,946	$6,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Equity securities include common and preferred stocks, both domestic and foreign, convertible securities, rights, warrants and American depositary receipts (“ADRs”). While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers micro market capitalization (“micro-cap”) companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell Micro Cap® Growth Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. This policy does not require the Fund to sell the security of a micro-cap company if such company’s market capitalization moves outside the range of the market capitalization in the Russell Micro Cap® Growth Index. As of December 31, 2025, the capitalization range of the Russell Micro Cap® Growth Index was from $30 million to $7 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style which seeks to identify higher quality companies growing through multiple business cycles. The Adviser generally invests the Fund’s assets in micro-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where financial characteristics, based on fundamental analysis, appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage as may be evident by market share or technological/product advantages relative to peers, and where management has an important ownership stake in the company that aligns their incentives with those of shareholders. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a three-to-four-year period. The Adviser uses a bottom-up approach in selecting securities. Bottom-up investing focuses on the analysis of individual company fundamentals while placing less significance on macroeconomic factors. The Fund may invest in securities of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. The Fund currently anticipates that it will have significant exposure to the Industrials, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, threatened or actual imposition of tariffs, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk is that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	Small and Micro-Cap Company Risk: Small company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The small and micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Sector Risk: If the Fund has significant investments in the securities of issuers within a particular sector, as defined by third-party sources, any development affecting that sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector.

○	Industrials Sector Risk: Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.
○	Healthcare Sector Risk: The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
○	Technology Securities Risk: Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart below illustrates the long-term performance of the Fund. The bar chart below shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of all dividends and distributions. As with all such investments, past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available on the Fund’s website: conestogafunds.com.

The Fund commenced operation as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class shares and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 20, 2021 is that of the Predecessor Fund and the performance information shown for periods on or after December 20, 2021 is that of the Fund’s Investors Class shares and Institutional Class shares. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The Predecessor Fund was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies. Monthly returns since the inception of the Predecessor Fund are provided in Appendix A of the Statutory Prospectus.

The returns below represent the returns for Investors Class shares of the Fund. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart above, the highest quarterly return was 30.40% (for the quarter ended December 31, 2020) and the lowest quarterly return was –20.60% (for the quarter ended June 30, 2022).

Average Annual Total Returns

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2025 to those of the Russell 3000® Index and Russell Microcap® Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

As noted above, the performance information shown below for periods prior to December 20, 2021 is that of the Predecessor Fund and the performance information shown for periods on or after December 20, 2021 is that of the Fund’s Investors Class shares and Institutional Class shares.

Average Annual Total Returns as of 12/31/25	One Year	Five Year	Since Inception (11/30/2018)
Conestoga Discovery Fund – Investors Class
Return Before Taxes	16.39%	-0.88%	9.09%
Return After Taxes on Distributions	16.10%	-0.93%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	9.90%	-0.67%	7.32%
Conestoga Discovery Fund – Institutional Class
Return Before Taxes	16.64%	-0.64%	9.35%
Russell 3000® Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	17.15%	13.15%	14.83%
Russell Microcap® Growth Index (the performance information for the index reflects no deduction for fees, expenses or taxes)	21.85%	2.81%	8.05%

[1]	The Russell 3000® Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - David R. Neiderer, CFA, CPA, Managing Partner and Director of Research at Conestoga and Joseph F. Monahan, CFA, Managing Partner at Conestoga.

Co-Portfolio Manager - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga.

Messrs. Neiderer, Monahan and Mitchell have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Discovery Fund, P.O. Box 46707, Cincinnati, OH 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CONESTOGA SMALL CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees (1)	0.25%	0.06%
Other Operating Expenses	0.06%	0.03%
Total Annual Fund Operating Expenses	1.46%	0.99%
Expense Limitation (2)	(0.36)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.90%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay an annual fee of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2026. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing Fees paid by Investors Class shares for the fiscal year ended September 30, 2025.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2027, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$426	$763	$1,715
Institutional Class	$92	$306	$538	$1,205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2025) the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small market capitalization (“small-cap”) companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investments in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers small-cap companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell 2000® Growth Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. As of December 31, 2025, the capitalization range of the Russell 2000® Growth Index was from $119 million to $24 billion. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a three-to-five-year period. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, threatened or actual imposition of tariffs, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk also involves the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	Small Cap Securities Risk: Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

○	Industrials Sector Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.

○	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogafunds.com.

The returns below represent the returns for Investors Class shares of the Small Cap Fund. Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 26.43% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -19.32% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2025 to those of the Russell 3000® Index and Russell 2000® Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

Average Annual Total Returns as of 12/31/25	One Year	Five Year	Ten Year
Conestoga Small Cap Fund – Investors Class:
Return Before Taxes	-11.05%	-0.31%	9.00%
Return After Taxes on Distributions	-12.15%	-1.03%	8.34%
Return After Taxes on Distributions and Sale of Fund Shares	-5.73%	-0.22%	7.32%
Conestoga Small Cap Fund – Institutional Class (Inception Date 8/13/14)*
Return Before Taxes	-10.87%	-0.11%	9.22%
Russell 3000® Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	17.15%	13.15%	14.29%
Russell 2000® Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%

[1]	The Russell 3000® Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

*	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Managing Partner at Conestoga.

Assistant Portfolio Manager – Ted Chang, CFA, Portfolio Manager at Conestoga.

Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2002.  Mr. Johnston has been a portfolio manager of the Fund since 2026.  Mr. Chang has been an assistant portfolio manager of the Fund since 2026.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $250,000 for Institutional Class shares and $2,500 for Investors Class shares; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Effective March 2, 2018, the Fund was closed for purchase by certain categories of new investors. See “Investing in the Funds” beginning on page 33 of the statutory prospectus for more information on eligibility to purchase shares of the Fund.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENTS

This Prospectus describes the Investors Class and Institutional Class shares of the Funds, which are currently offered by Conestoga Funds (the “Trust”).

Investment Objective

Each Fund seeks to provide long-term growth of capital. There can be no assurance that each Fund will be successful in achieving its investment objective.

A Fund’s investment objective is fundamental and may not be changed except by the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of a Fund’s outstanding voting shares.

Principal Investments — Additional Information

Equity securities that a Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, a Fund may hold all or a portion of its assets in cash, short-term money market instruments or obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities (“U.S. Government Obligations”). This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. A Fund may not concentrate in any one industry, but it may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications.

■	ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

■	Common stock. Common stock is a type of security that represents ownership in a corporation. Common stocks generally have outperformed bonds and preferred shares over long-term investment periods. Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company’s assets only after bond holders, preferred shareholders and other debt holders are paid in full.

Under normal market conditions, the Funds do not engage in active and frequent trading.

For a more complete description of which securities each Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

RISK FACTORS

Principal Risks — Additional Information

As with all mutual funds, investing in a Fund involves certain risks. There is no guarantee that a Fund will meet its investment objective, and there is never any assurance of future performance. You can lose money by investing in the Funds. A Fund may use various investment techniques, some of which involve greater amounts of risk than others. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund. The significance of each risk factor below may change over time and you should review each risk factor carefully. To reduce risk, each Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The table below lists the principal risks that are discussed in this section.

	Conestoga SMid Cap Fund	Conestoga Discovery Fund	Conestoga Small Cap Fund
Equity Risk	✓	✓	✓
Small Cap Company Risk	✓	✓	✓
Mid Cap Company Risk	✓
Micro Cap Company Risk		✓
Market Risk	✓	✓	✓
Market Disruption and Geopolitical Risk	✓	✓	✓
Management Risk	✓	✓	✓
Foreign Investment Risk	✓	✓	✓
Currency Risk	✓	✓	✓
Large Redemption Risk	✓	✓	✓
Valuation Risk	✓	✓	✓
● Industry and Sector Risk	✓	✓	✓
● Industrials Sector Risk	✓	✓	✓
● Healthcare Sector Risk	✓	✓
● Technology Securities Risk	✓	✓	✓
Cybersecurity Risk	✓	✓	✓

■	Equity Risk. Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

■	Small Cap Company Risk. Small cap company risk is a particularly pronounced risk for a Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

■	Mid Cap Company Risk. Mid cap company risk is particularly pronounced for a Fund because it invests a significant percentage of its assets in the stocks of companies with medium market capitalizations. Mid cap company risk is the risk that medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

■	Micro Cap Company Risk. Micro cap company risk is a particularly pronounced risk for a Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause a Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

■	Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, threatened or actual imposition of tariffs, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

■	Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia's invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Funds’ investments, including beyond the Funds’ direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Funds knows what policy changes are made and how those changes impact the Funds’ business and the business of the Funds’ competitors over the long term, the Funds will not know if, overall, the Funds will benefit from them or be negatively affected by them.

■	Management Risk. Management risk is the risk that a Fund’s management team’s investment strategies may not produce the intended results. Management risk also involves the possibility that a Fund’s management teams fail to execute an investment strategy effectively.

■	Foreign Investment Risk. Foreign investment risk is the risk involved with a Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and less stringent investor protections and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets, particularly emerging markets, may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

■	Currency Risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

■	Large Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

■	Valuation Risk. The sale price a Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of a Fund’s investments involves subjective judgment. A Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

■	Industry and Sector Risk. If a Fund has significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, any development affecting that industry or sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that industry or sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry or sector. Certain industries or sectors may also represent a significant portion of a Fund’s benchmark, with developments that affect the industry or sector having greater impact on the benchmark than on the equity markets as a whole. To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Sectors are defined by the Russell ICB Industry Classifications. Notwithstanding the foregoing, the Funds have a policy not to concentrate in any single industry.

■	Industrials Sector Risk. The industrials sector includes companies that manufacture and distribute capital goods, such as aerospace and defense, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery. These companies may be affected by changes in domestic and international economies and politics, including government regulation, world events, consolidation, excess capacity, environmental damages, product liability claims and exchange rates.

■	Healthcare Sector Risk. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

■	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

■	Cybersecurity Risk. Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes a Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches or data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting a Fund or its service providers may adversely impact the Fund or its shareholders. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures. The use of artificial intelligence and machine learning could exacerbate these risks.

A description of the Funds’ policies and procedures with respect to disclosure of each Fund’s portfolio securities is available in the SAI.

FUND Management

About the Conestoga Funds

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Funds.

Investment Adviser

The Adviser, a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Funds. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 31, 2025, the Adviser managed approximately $6.94 billion for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Funds, subject to oversight by the Board.

Management Fees

As compensation for advisory services to the Funds, the Adviser is entitled to an advisory fee, based on the average daily net assets of each Fund, as described in the table below. The Adviser has contractually agreed, effective January 31, 2026, with respect to each Fund, to limit each Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to the percentage of average daily net assets of Institutional Class shares and Investors Class shares of each Fund as shown in the table below until at least January 31, 2027. A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements is included in the Funds’ semi-annual report for the fiscal half-year ended March 31, 2025.

Fund	Contractual Advisory Fee Rate	Institutional Class Expense Limitation	Investors Class Expense Limitation
Conestoga SMid Cap Fund	0.85%	0.85%	1.10%
Conestoga Discovery Fund	1.00%	1.25%	1.50%
Conestoga Small Cap Fund	0.90%	0.90%	1.10%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement or at the time of recapture.

Portfolio Managers

Derek S. Johnston, CFA, Robert M. Mitchell and Ted Chang, CFA, are primarily responsible for the day-to-day management of the SMid Cap Fund’s portfolio. Derek S. Johnston, CFA, and Robert M. Mitchell are the lead portfolio managers of the SMid Cap Fund.

David R. Neiderer, CFA, CPA and Joseph F. Monahan, CFA are primarily responsible for the day-to-day management of the Discovery Fund’s portfolio. Robert M. Mitchell serves as co-portfolio manager of the Discovery Fund.

Robert M. Mitchell, Derek S. Johnston, CFA, and Ted Chang, CFA, are primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio. Robert M. Mitchell and Derek S. Johnston, CFA are the lead portfolio managers of the Small Cap Fund.

●	Ted Chang, CFA has served as assistant portfolio manager of the Small Cap Fund and SMid Cap Fund since 2026. Mr. Chang joined Conestoga in July 2020 as a Portfolio Manager for the firm’s Mid Cap Growth strategy. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small, SMid and Mid Cap Growth Products. Prior to joining Conestoga, Mr. Chang was a Portfolio Manager and Managing Director from 2019 to 2020, an Associate Portfolio Manager from 2018 to 2019 and an Equity Research Analyst from 2014 to 2017 at Thornburg Investment Management. Prior to joining Thornburg, Mr. Chang served as an Equity Research Analyst at 300 North Capital from 2012 to 2014.

●	Derek S. Johnston has served as a portfolio manager of the SMid Cap Fund since 2016 and as a portfolio manager of the Small Cap Fund since 2026. Mr. Johnston joined Conestoga in June 2015 and is responsible for providing equity research for the Small, SMid and Mid Cap equity strategies. He also supports the small cap research effort covering several names held in the small cap strategy. Prior to joining Conestoga, Mr. Johnston was a Co-Portfolio Manager for small and smid cap portfolios at 300 North Capital, LLC, where he worked from 2007-2015. He previously served as an Equity Research Analyst for small cap equities at Engemann Asset Management and an Equity Research Associate at Banc of America Securities. He has been a CFA Institute Charterholder since 2003.

●	Joseph F. Monahan has served as co-portfolio manager of the Discovery Fund since its launch in December 2021. Mr. Monahan was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. Mr. Monahan joined Conestoga in December of 2008 from McHugh Associates. He is a Portfolio Manager and Senior Research Analyst for the Small and SMid Cap equity strategies. Prior to joining McHugh in 2001, Mr. Monahan was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a CFA Charterholder and a member of the CFA Society of Philadelphia. Mr. Monahan will be retiring from the Adviser on June 30, 2026.

●	Robert M. Mitchell has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014, co-portfolio manager of the Discovery Fund since its launch in December 2021 and co-portfolio manager of the Small Cap Fund since its inception in 2002. Mr. Mitchell was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. As co-founder of the Adviser, Mr. Mitchell has served as Chief Investment Officer since 2014 and managing partner since 2001, where he is responsible for directing the firm’s equity portfolio management process and employing the firm’s fundamental research approach to selecting securities.

●	David R. Neiderer has served as a portfolio manager of the Discovery Fund since launch in 2021. Mr. Neiderer joined Conestoga in July of 2013 and became a Partner of the firm in 2018. Mr. Neiderer was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small and SMid Cap Growth Products. Prior to joining Conestoga, Mr. Neiderer had similar responsibilities as a Research Analyst at both Penn Capital and Chartwell Investment Partners. He is a CFA Charterholder and a member of the CFA Society of Philadelphia. Mr. Neiderer is also a Certified Public Accountant.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

HOW THE FUNDs VALUE SHARES

A Fund calculates its share price for each class of shares, called its NAV per share, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading (“Business Day”).

The NAV for each class of shares of the Funds is calculated by dividing the value of a Fund’s net assets attributable to that class of shares by the number of the Fund’s outstanding shares of that class.

You can request a Fund’s current NAV by calling the Funds at 1-800-494-2755 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by a Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of a Fund’s shares may change on days when you are not able to buy or sell shares.

A Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith consistent with the Trust’s fair value methodologies. The Board has delegated the fair valuation of a Fund’s portfolio securities to the Adviser, as valuation designee (the “Valuation Designee”). The Valuation Designee determines a portfolio security’s fair value in accordance with guidelines approved by the Board. The Valuation Designee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bid and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUNDs

This section provides information to assist you in buying, exchanging and redeeming shares of each class of the Funds. You may buy, exchange or redeem shares on any Business Day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Funds.

How to Purchase Shares

You may purchase shares of a Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from a Fund. A Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that a Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. A Fund reserves the right to reject any request to purchase shares of the Fund. The minimum investment requirement for Institutional Class shares of a Fund may be waived by the Trustees of Conestoga Funds. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The minimum initial investment for each Fund is $2,500 for the Investors Class and $250,000 for the Institutional Class. There is no minimum for subsequent investments.

Institutional Class shares and Investors Class shares have different expenses and other characteristics. Investors Class shares have higher annual expenses than Institutional Class shares. The performance of these share classes will differ due to the difference in expenses.

Institutional Class shares are for individual investors and for certain institutional investors investing for their own or their customers’ account. Investors Class shares are for investments made through certain financial institutions or intermediaries.

Small Cap Fund Closure

With limited exceptions, effective March 2, 2018, shares of the Small Cap Fund are generally closed to new retail investors opening accounts through financial intermediaries (i.e., advisory firms, broker dealers, etc.). Shares continue to be available for purchase to existing retail or “fund direct” investors.

Effective July 1, 2018 through at least January 31, 2027, shares of the Small Cap Fund are generally not available to new accounts through financial intermediaries without existing client relationships with the Small Cap Fund or the Adviser. As of that effective date, shares continue to be available for purchase by existing and new investors purchasing through financial intermediaries with existing client relationships with the Small Cap Fund or the Adviser. Effective July 1, 2018, shareholders of the Funds who are not currently also shareholders of the Small Cap Fund are generally no longer able to exchange their shares of another series of Conestoga Funds for shares of the Small Cap Fund; however, shareholders of the Small Cap Fund may continue to exchange their shares of the Small Cap Fund for shares of another series of Conestoga Funds. Contact Conestoga Funds or your financial advisor for more information about investing in the Funds.

Purchase Procedures

If you choose to purchase shares of a Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Funds have established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act.” In order to ensure compliance with this law, the Funds must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

■	Full name;

■	Date of birth;

■	Social Security number; and

■	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-494-2755.

If you wish to purchase shares directly through a Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

by Regular U.S. Mail: by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares. In order to protect the Funds from check fraud, a Fund will not accept third-party checks (originally payable to someone other than the Funds).

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

■	A completed and signed account application (for new accounts).

■	The exact dollar amount of the investment.

■	For existing accounts, the account number and the name(s) exactly as registered on the account.

■	Payment in U.S. dollars, payable to a Fund.
■	Any documentation reasonably required by a Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Automated Clearing House (ACH) Transactions

Shareholders may purchase shares of a Fund through the Automated Clearing House (ACH) network from a U.S. domestic bank or financial institution. All payments must be made in U.S. dollars.

ACH transactions may be used for additional investments only. The initial investment to open an account must be made by check or wire transfer. Once your account is open, you may establish ACH services by completing the required authorization form.

Transaction Limit

The Funds may limit ACH purchases to a maximum of $100,000 per transaction. This limit may be modified at any time without prior notice.

Bank Account Requirements

To establish ACH services, your designated bank account must be with a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and title on your Fund account. The bank account must be owned and controlled by the shareholder. ACH transfers originating from a third-party bank account will be rejected.

Redemption and Security Policies

●	Redemption Proceeds: For shareholder protection, a request for an electronic redemption to a bank account that has been on file for less than 30 calendar days will be rejected. To proceed with the redemption, you must either (a) provide a written request with a Medallion Signature Guarantee, as detailed further in the "Medallion Signature Guarantee" section, or (b) request payment by a check sent to your address of record.

●	Right to Refuse Transactions: A Fund and its transfer agent reserve the right to reject any ACH purchase request that is not in "good order." A transaction is considered in "good order" when all required information and authorizations have been provided.

If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-494-2755. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

by Wire

If you wish to wire money to make an investment in a Fund, please call the Fund at 1-800-494-2755 for wiring instructions and to notify the Fund that a wire transfer is coming. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

A Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Automatic Investment Plan (AIP). You can also purchase Investors Class shares and Institutional Class shares of a Fund through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a periodic basis to purchase Investors Class shares of a Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Funds at 1-800-494-2755. The minimum amount to purchase Investors Class shares of a Fund through a pre-authorized investment plan is $500.

Retirement Plans. You can also purchase shares of a Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs, although new Keoghs may not be established directly with a Fund. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

In addition, a Fund’s transfer agent may charge account maintenance or transaction fees included, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Frequent Purchases, Exchanges and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in Market Timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Market Timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, Market Timing could potentially dilute share value for all other shareholders by requiring a Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates Market Timing of the Funds’ shares. To this end, the Board has adopted policies and procedures with respect to Market Timing. In order to prevent or minimize Market Timing, the Funds employ “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity. Specifically, in identifying Market Timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary. Under the Funds’ policies and procedures, at each meeting of the Board, the Adviser is required to present a written report of any Fund accounts that were prohibited from making additional purchases during the previous quarter.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to Market Timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market closes. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to Market Timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

■	Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of a Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct a Fund’s transfer agent to freeze the account to liquidation only.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity. If short-term trading trends are detected, an appropriate course is taken. A Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

■	Cooperation. Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and a Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Funds depend on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. A Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by a Fund.

If the value and frequency of the activity indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, a Fund reserves the right in its sole discretion to reject purchase and exchange orders. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Funds may modify the Market Timing policies at any time.

Exchanging Shares

Effective July 1, 2018, shareholders are generally no longer able to exchange Fund shares for shares of the Small Cap Fund. If or when an exchange of Fund shares for shares of the Small Cap Fund is available, in making an exchange, you are selling your Fund shares and buying shares of the Small Cap Fund, which is a taxable event.

Investors Class shares of the Funds may be exchanged for Investors Class shares or Institutional Class shares of another series of Conestoga Funds (depending on which class an investor qualifies for). Existing holders of Investors Class shares of the Funds who are eligible to hold Institutional Class shares of the Funds may exchange their Investors Class shares for Institutional Class shares of the Funds. When you exchange Fund shares for shares of another series of Conestoga Funds, you are selling your shares and buying shares of the other series of Conestoga Funds, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after a Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Funds directly by mail or calling 1-800-494-2755. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Funds.

How to Redeem Shares

You may redeem shares on days when the market is open through the Funds or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions

To redeem your shares by mail, you should send the Funds a signed letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:

by Regular U.S. Mail: by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

by Telephone	To redeem your shares by telephone, call the Funds at 1-800-494-2755 or your Authorized Dealer between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on any day when the market is open. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

■	The name of the Fund and the account number.

■	The exact dollar amount or number of shares to be redeemed.

■	The name(s) of the registered account owner(s), exactly as they appear on the account.

■	Signature(s) of all registered owner(s).
■	Any required signature guarantee or medallion signature guarantee, if applicable.

■	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. A Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you, generally within three Business Days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the Business Day following the day your redemption request is received in proper form, but in no case longer than seven days. To receive your proceeds by wire, you should provide the Funds with the name, location, ABA or bank routing number of your bank and your bank account number. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. This fee is subject to change. Your bank may also impose a fee for the incoming wire. Sufficient information must be included in your redemption request for the Funds to process the order. A Fund reserves the right to reinvest checks that have been outstanding in excess of 180 calendar days. This includes payments for any forms of cash distribution (including redemption proceeds, dividends and capital gains). The right to reinvest outstanding checks does not apply to IRA accounts.

The Funds expect that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.

Additional Information About Redemptions

Systematic Withdrawal Plan (“SWP”). Shareholders may elect to participate in a Systematic Withdrawal Plan (“SWP”) to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Redemptions from IRAs. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Signature guarantees.

Medallion Signature Guarantee Requirements

To protect shareholders and the Funds against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee ("MSG"), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

A Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

■	The redemption amount exceeds $25,000;

■	the proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

■	the redemption proceeds are made payable to someone other than the registered account owner;

■	the proceeds are directed to a financial institution account not held in the shareholder’s name;

■	the account registration or ownership is being changed;

■	redemption instructions are submitted by mail with alternate delivery instructions or special processing;

■	any other situation where a Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact a Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone Transactions. You may purchase, exchange, or redeem shares of a Fund by calling 1-800-494-2755. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to a Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $25,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. A Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

A Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither a Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Funds may also require a signature guarantee or other documentation for certain transactions.

The Funds reserve the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and a Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption. A Fund may suspend your right to redeem your shares under any of the following circumstances:

●	during non-routine closings of the NYSE;

■	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund’s securities; or

■	when the SEC orders a suspension to protect a Fund’s shareholders.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require a Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, a Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact a Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and a Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks / Automatic Div Cap Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan on behalf of its Investors Class shares and Institutional Class shares, under which shareholder servicing agents provide administrative and support services to their customers. Each Shareholder Servicing Plan was also adopted on behalf of Investors Class shares and Institutional Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from Investors Class shares and Institutional Class shares of the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Funds, on behalf of Investors Class shareholders and Institutional Class shareholders, may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The shareholder servicing agreement for Institutional Class shares of each Fund, which is in place through September 30, 2026, limits Institutional Class shares of each Fund to 0.10% in shareholder servicing fees. After such date, the Board may determine to increase the amount of such fees without a vote of the Funds’ Institutional Class shareholders. The Funds do not intend to pay more than 0.05% in shareholder servicing fees for Investors Class shares through September 30, 2026. After such date, the Board may determine to increase the amount of such fees without the vote of the Funds’ Investors Class shareholders. In no event will each Fund pay more than 0.25% in shareholder servicing fees for its Investors Class shares or Institutional Class shares.

Distribution Plan for Investors Class Shares

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees from its Investors Class shares assets for selling and distributing Investors Class shares. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Investors Class shares of each Fund can pay distribution (12b-1) fees at an annual rate of up to 0.25% of each Fund’s Investors Class share assets. The Adviser, at its own expense, and from its own resources and without reimbursement from the Funds, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds, subject to applicable laws and regulations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. Each Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Funds will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

■	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Funds. This option is followed by the Funds unless you indicate another choice on your account application.

■	Cash. The Funds will send you a check no later than seven days after the payable date.

■	Partial reinvestment. The Funds will automatically reinvest the dividends in additional shares of the Funds and pay your capital gain distributions to you in cash. Or, the Funds will automatically reinvest your capital gain distributions and send you your dividends in cash.

■	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

■	You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Funds at 1-800-494-2755 or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, a Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Funds will generally be taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by a Fund from U.S. and certain “qualified” foreign corporations (“qualifying dividends”) will generally be taxed at long-term capital gain rates, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January of the following year are taxable as if they were paid on December 31.

A portion of a Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This amount may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another series of Conestoga Funds, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

Each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

Backup Withholding. The Funds will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to a Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. Certain categories of dividends from regulated investment companies, such as the Funds, are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of a Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Funds with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare a Fund’s performance to the performance of various indices and investments for which reliable performance data is available. These publications may also compare a Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, a Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Funds may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Trust at 1-800-494-2755.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five fiscal years or, if shorter, from commencement of operations through September 30, 2025. The tables below represent the financial results for a single share of each share class of the Funds. The information for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2023 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are incorporated by reference in this Prospectus and included in the Funds’ Annual Financial Statements and Other Information Report on Form N-CSR. Prior fiscal years were audited by the Funds’ prior independent registered public accounting firm. Copies of the semi-annual and annual report are available upon request and without charge. The Funds’ Annual Financial Statements and Other Information Report on Form N-CSR, which is available upon request by calling toll-free 1-800-494-2755 or on the internet at conestogacapital.com, is also available by following the hyperlink: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001175813/000139834425021836/fp0095711-2_ncsrixbrl.htm.

CONESTOGA SMID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021

Net asset value at beginning of year	$26.49	$20.98	$17.96	$26.13	$19.29

Income (loss) from investment operations:
Net investment loss(a)	(0.10)	(0.06)	(0.06)	(0.09)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.87)	5.57	3.08	(8.08)	6.95
Total from investment operations	(0.97)	5.51	3.02	(8.17)	6.84
Net asset value at end of year	$25.52	$26.49	$20.98	$17.96	$26.13
Total return(b)	(3.66%)	26.26%	16.82%	(31.27%)	35.46%
Net assets at end of year (000’s)	$591,190	$711,283	$340,636	$272,623	$357,479

Ratios/supplementary data
Ratio of total expenses to average net assets	0.99%	1.02%	1.07%	1.07%	1.10%
Ratio of net expenses to average net assets (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets (c)	(0.38%)	(0.27%)	(0.29%)	(0.41%)	(0.47%)
Portfolio turnover rate	11%	10%	9%	15%	17%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMID CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021

Net asset value at beginning of year	$25.84	$20.52	$17.60	$25.68	$19.01

Income (loss) from investment operations:
Net investment loss(a)	(0.16)	(0.12)	(0.11)	(0.15)	(0.17)
Net realized and unrealized gains (losses) on investments	(0.85)	5.44	3.03	(7.93)	6.84
Total from investment operations	(1.01)	5.32	2.92	(8.08)	6.67
Net asset value at end of year	$24.83	$25.84	$20.52	$17.60	$25.68
Total return(b)	(3.91%)	25.93%	16.59%	(31.46%)	35.09%
Net assets at end of year (000’s)	$33,270	$42,787	$42,937	$44,183	$64,189

Ratios/supplementary data
Ratio of total expenses to average net assets	1.31%	1.34%	1.38%	1.36%	1.36%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.63%)	(0.51%)	(0.54%)	(0.66%)	(0.71%)
Portfolio turnover rate	11%	10%	9%	15%	17%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA Discovery FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)

Net asset value at beginning of period	$7.33	$6.35	$7.07	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.09)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	2.30	1.04	(0.66)	(2.87)
Total from investment operations	2.21	0.98	(0.72)	(2.93)
Net asset value at end of period	$9.54	$7.33	$6.35	$7.07
Total return(c)	30.15%	15.43%	(10.18%)	(29.30	%)(d)
Net assets at end of period (000’s)	$2,970	$2,222	$1,864	$2,075

Ratios/supplementary data
Ratio of total expenses to average net assets	7.08%	8.13%	11.38%	9.08	%(e)
Ratio of net expenses to average net assets (f)	1.25%	1.25%	1.25%	1.25	%(e)
Ratio of net investment loss to average net assets(f)	(1.05%)	(0.87%)	(0.88%)	(0.90	%)(e)
Portfolio turnover rate	31%	32%	23%	27	%(d)

(a)	Represents the period from the commencement of operations as a series of Conestoga Funds (December 20, 2021) through September 30, 2022.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA Discovery FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)

Net asset value at beginning of period	$7.28	$6.32	$7.05	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.11)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	2.29	1.04	(0.65)	(2.88)
Total from investment operations	2.18	0.96	(0.73)	(2.95)
Net asset value at end of period	$9.46	$7.28	$6.32	$7.05
Total return(c)	29.95%	15.19%	(10.35%)	(29.50	%)(d)
Net assets at end of period (000’s)	$2,362	$2,075	$140	$184

Ratios/supplementary data
Ratio of total expenses to average net assets	7.72%	7.76%	23.00%	13.66	%(e)
Ratio of net expenses to average net assets (f)	1.50%	1.50%	1.50%	1.50	%(e)
Ratio of net investment loss to average net assets(f)	(1.30%)	(1.15%)	(1.13%)	(1.14	%)(e)
Portfolio turnover rate	31%	32%	23%	27	%(d)

(a)	Represents the period from the commencement of operations as a series of Conestoga Funds (December 20, 2021) through September 30, 2022.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMALL CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021

Net asset value at beginning of year	$78.28	$66.27	$59.06	$87.18	$63.19

Income (loss) from investment operations:
Net investment loss(a)	(0.47)	(0.33)	(0.29)	(0.45)	(0.56)
Net realized and unrealized gains (losses) on investments	(5.50)	12.95	9.93	(23.17)	24.55
Total from investment operations	(5.97)	12.62	9.64	(23.62)	23.99
Less distributions from net realized gains	—	(0.61)	(2.43)	(4.50)	—
Net asset value at end of year	$72.31	$78.28	$66.27	$59.06	$87.18
Total return(b)	(7.63%)	19.19%	16.54%	(28.62%)	37.96%
Net assets at end of year (000,000’s)	$2,954	$3,527	$2,796	$2,359	$3,386

Ratios/supplementary data
Ratio of total expenses to average net assets	0.99%	0.99%	0.98%	0.98%	0.98%
Ratio of net expenses to average net assets (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (c)	(0.61%)	(0.47%)	(0.44%)	(0.62%)	(0.69%)
Portfolio turnover rate	17%	16%	13%	24%	19%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMALL CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2025	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021

Net asset value at beginning of year	$76.46	$64.88	$57.97	$85.83	$62.33

Income (loss) from investment operations
Net investment loss(a)	(0.61)	(0.47)	(0.41)	(0.59)	(0.70)
Net realized and unrealized gains (losses) on investments	(5.35)	12.66	9.75	(22.77)	24.20
Total from investment operations	(5.96)	12.19	9.34	(23.36)	23.50
Less distributions from net realized gains	—	(0.61)	(2.43)	(4.50)	—
Net asset value at end of year	$70.50	$76.46	$64.88	$57.97	$85.83
Total return(b)	(7.80%)	18.94%	16.33%	(28.78%)	37.70%
Net assets at end of year (000,000’s)	$496	$779	$703	$642	$968

Ratios/supplementary data
Ratio of total expenses to average net assets	1.26%	1.26%	1.26%	1.26%	1.25%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.82%)	(0.67%)	(0.64%)	(0.82%)	(0.89%)
Portfolio turnover rate	17%	16%	13%	24%	19%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

APPENDIX A

Additional Performance Information

The table below provides additional long-term performance of the Discovery Fund’s Predecessor Fund. The table below shows how the Predecessor Fund’s performance has varied from month to month and year by year since the Predecessor Fund’s inception on December 1, 2018. As with all such investments, past performance (either before or after taxes) is not in indication of future results.

Monthly Returns (Since December 2018)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018												7.93%	7.93%
2019	11.77%	7.32%	(2.26)%	3.32%	(0.89)%	4.72%	1.47%	(6.38)%	(1.26)%	0.60%	1.06%	2.84%	23.28%
2020	1.67%	(2.59)%	(15.35)%	17.44%	5.76%	2.25%	7.76%	9.94%	5.22%	0.62%	15.86%	12.10%	73.45%
2021	8.30%	4.02%	(4.13)%	3.01%	(3.79)%	3.65%	0.56%	1.59%	(5.41)%	7.45%	(7.46)%		6.60%

Conestoga Funds

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

1-800-494-2755

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-494-2755

COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Funds, you may call the Funds at 1-800-494-2755 or write to the Funds at Conestoga Funds, P.O. Box 46707, Cincinnati, OH 45246, or overnight mail at Conestoga Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or call your Authorized Dealer.

You may also review information about the Funds (including the SAI) on the EDGAR Database on the SEC’s internet site at sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may also obtain a copy of the Funds’ prospectus, SAI, annual and semi-annual reports free of charge from Conestoga Funds’ worldwide website at conestogacapital.com and conestogafunds.com.

Investment Company Act File No. 811-21120